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                                                                   Exhibit 10.44

This Plan was approved by the Board of Directors on May 22, 1996.
This Plan was approved by the Stockholders on May 22, 1996.
This Plan was approved by the Securities and Exchange Commission on December 23, 1996.


                           MEDALLION FINANCIAL CORP.

                    Non-Employee Director Stock Option Plan


     This Non-Employee Director Stock Option Plan dated December 23, 1996 (the

"Plan") governs options to purchase Common Stock, $0.01 par value (the "Common
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Stock"), of Medallion Financial Corp. (the "Company") granted on or after the
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date hereof by the Company to members of the Board of Directors (the "Board") of
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the Company who are not also employees, officers or interested persons (as defined in Section 2 below) of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of stock of the Company by such Directors so as to provide additional incentives to promote the success of the Company.


     1.  Administration of the Plan.
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         Grants of stock options (individually referred to herein as an "Option"
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and collectively as "Options") under the Plan shall be automatic as provided in
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Section 6 hereof. However, all questions of interpretation with respect to the
Plan and Options granted under it shall be determined by a committee (the "Committee") consisting of the Directors of the Company who are not eligible to
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participate in the Plan, and such determination shall be final and binding upon all persons having an interest in the Plan.


     2.  Persons Eligible to Participate in the Plan.
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         Members of the Board who are not also employees, officers or interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940,
as amended (the "1940 Act")) of the Company shall be eligible to participate in
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the Plan ("Eligible Directors").
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     3.  Shares Subject to the Plan.
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         (a) Number of Shares.  The aggregate number of shares of Common Stock
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of the Company which may be optioned under this Plan is 100,000 shares. In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under this Plan and as to which Options then outstanding shall be exercisable, and the exercise price of such Options, shall be appropriately adjusted by the Committee (whose determination shall be conclusive) so as to preserve the value of the Option.

         (b) Effect of Certain Transactions.  In order to preserve an Eligible
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Director's rights under an Option in the event of a change in control of the
Company, the Committee in its discretion may, on the Date of Grant (as defined in Section 6(b) below) or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Option, (ii) provide for payment to the Eligible Director of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to the Eligible Director and in the best interests of the Company.

         (c)  Restoration of Shares.  If any Option expires or is terminated
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unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting pursuant to Options under the Plan.

         (d)  Reservation of Shares.  The Company shall at all times while the
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Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.


     4.  Types of Options.
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     All Options granted under this Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of l986, as amended.

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     5.  Form of Options.
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         Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.


     6.  Grant of Options and Option Terms.
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         (a) Initial Grant of Options. On the date of the approval of the Plan
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(the "Approval Date") by the Securities and Exchange Commission in accordance
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with the 1940 Act, each of the following Directors shall automatically be granted Options to purchase the number of shares of Common Stock determined by dividing $100,000 by the Current Market Value (as defined in Section 6(c) below) multiplied by the fraction indicated opposite each Director's name (the "Initial
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Grants") provided each such Director is serving on the Company's Board as an
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Eligible Director on the Approval Date:

     Name of Director         Fraction
     ----------------         --------

     Stanley Kreitman           1/3
     David L. Rudnick           1/3
     Mario M. Cuomo             2/3
     Benjamin Ward               1

          (b) Automatic Grant of Options.  At each annual meeting of the
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stockholders of the Company after the Approval Date, each Eligible Director elected or re-elected at such meeting to a three year term shall automatically be granted upon such election an Option to purchase the number of shares of Common Stock determined by dividing $100,000 by the Current Market Value of the Common Stock on the date of such election. In addition, upon the election of an Eligible Director other than at an annual meeting of stockholders (whether by the Board or the stockholders and whether to fill a vacancy or otherwise), each such Eligible Director shall automatically be granted an Option to purchase that number of shares that is determined by (A) dividing $100,000 by the Current Market Value of the Common Stock on the date of election and (B) multiplying the resulting quotient by a fraction, the numerator of which shall equal the number of whole months remaining in the newly elected Director's term and the denominator of which shall be 36. For example, if an Eligible Director is elected to an 18 month term of office and an Eligible Director elected to a full three year term of office would have received an Option to

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purchase 10,000 shares of Common Stock, then the Eligible Director elected to the 18 month term would receive an Option to purchase 5,000 shares of Common Stock. After the Initial Grants have been made, all subsequent grants of Options to Eligible Directors upon their election to the Board shall be referred to as "Automatic Grants". The "Date of Grant" for the Initial Grants shall be
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the Approval Date and the Date of Grant for the Automatic Grants shall be the date of election or re-election as an Eligible Director, as the case may be. No Options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

          (c) Exercise Price.  The price at which shares may from time to time
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be optioned shall be determined by the Committee, provided that such price shall not be less than the current market value (the "Current Market Value") of the
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Common Stock on the date of grant, or if no such market value exists, then the current net asset value of the Common Stock as determined in good faith by the Committee.

          To the extent permitted by law, the Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Common Stock of the Company or such other lawful consideration as the Committee may determine.

          (d) Term of Option.  The term of each Option granted under this Plan
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shall be five years from the Date of Grant.

          (e) Period of Exercise.   Options granted under this Plan shall become
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exercisable at each annual meeting of stockholders with respect to that number of shares that is determined by multiplying the number of shares covered by such Option by a fraction, the numerator of which shall equal the number of whole months elapsed since the most recent to have occurred of either (i) the Date of Grant or (ii) the last annual meeting of stockholders and the denominator shall be the number of whole months for which such Director was elected. For example, in the example in Section 6(b) above, 1,667 of such Director's Options would become exercisable at the first annual stockholders meeting following the Date of Grant and the remaining 3,333 Options would become exercisable at the second annual stockholders meeting following the Date of Grant. Notwithstanding the foregoing, in the event that the Company holds an annual meeting of stockholders in 1996, such meeting shall not cause any Options under the Plan to become exercisable. Directors holding exercisable Options under this Plan who cease to be Eligible Directors for any reason, other than death, may exercise the rights they had under such Options at the time they ceased being an Eligible Director for three months following the date on which such Director ceased to be an Eligible Director, provided, however, no additional Options held by such Directors shall become exercisable thereafter. Upon the death of a Director, those entitled to do so under the Director's will or the laws of descent and distribution shall have the right, at any time within

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twelve months after the date of death, to exercise in whole or in part any rights which were available to the Director at the time of his or her death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of five years from their Date of Grant.

          (f) Method of Exercise and Payment.  Options may be exercised only by
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written notice to the Company at its executive offices accompanied by payment of the full exercise price for the shares of Common Stock as to which they are exercised. The exercise price shall be paid in cash or by check or by the surrender of unrestricted shares of Common Stock or by any combination of the foregoing. Upon receipt of such notice and payment, the Company shall promptly issue and deliver to the optionee (or other person entitled to exercise the Option) a certificate or certificates for the number of shares as to which the exercise is made.

          (g) Non-transferability.  Options granted under this Plan shall not be
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transferable by the holder thereof otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by him or her.


     7.   Limitation of Rights.
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          (a) No Right to Continue as a Director.  Neither the Plan, nor the
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granting of an Option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

          (b) No Stockholders' Rights for Options.  No Director shall have any
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rights as a stockholder with respect to the shares covered by his or her Option until the date he or she exercises such Option and pays the Option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Option is exercised and paid for.


     8.   Amendment or Termination.
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     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Board determines to be necessary or advisable, provided that the Participant's consent will be required for any amendment, suspension or termination that would adversely affect the rights of the Participant under any outstanding Options.

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     9.  No Fractional Shares.  All grants of Options shall be rounded to the
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nearest whole share and no Options representing fractional shares shall be issued.


     10.  Governing Law.
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          The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.

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